                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2000



                          THE COLONIAL BANCGROUP, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     1-13508                 63-0661573
(State of Incorporation)      (Commission File No.)    (IRS Employer I.D. No.)

           Colonial Financial Center, Suite 800
           One Commerce Street, Montgomery, Alabama            36104
           (Address of Principal Executive Office)        (Zip code)

           Registrant's telephone number, including area code: 334-240-5000

                                INDEX TO FILING


Press Release as issued on October 18, 2000                   2

Financial Information                                         8

Supplemental and Forward Looking Information                 15


ITEM 5.  OTHER EVENTS


                 [PRESS RELEASE AS ISSUED ON OCTOBER 18, 2000]



For more information contact:                                  October 18, 2000
Lisa Free (334) 240-5105
Flake Oakley (334) 240-5061



                          COLONIAL BANCGROUP ANNOUNCES
                               QUARTERLY EARNINGS


- Operating income increased 8% for the quarter and 10% year-to-date from the prior year

- Annualized internal loan growth was 12% for the quarter and 16% year-to-date

- Noninterest income from operations increased 25% for the quarter and 17% year-to-date from the prior year

- Asset quality remained outstanding with non-performing assets at .56% of loans & other real estate


         MONTGOMERY, AL -- The Colonial BancGroup, Inc. Chairman and CEO, Robert E. Lowder announced today that for the quarter ended September 30, 2000 operating earnings were $28,561,000 or $.26 per diluted share versus $27,576,000 or $.24 per share for third quarter 1999, an 8% increase. Year-to-date operating earnings through September 30, 2000 were $89,217,000 or $.80 per share as compared to $82,518,000 or $.73 per share for the same period in 1999.

EARNINGS SUMMARY                                          NINE MONTHS ENDED SEPT. 30,           THREE MONTHS ENDED SEPT. 30,
(Dollars in 000's, except per share amts.)                                    % CHANGE                             % CHANGE
                                                        2000       1999(1)    99 TO '00         2000    1999(1)    99 TO '00
----------------------------------------------------------------------------------------------------------------------------
Operating Income:
      Net interest income (taxable                   $295,435      $277,651       6%          $97,034    $95,699       1%
      equivalent)
      Provision for loan losses                        21,822        19,468      12%            8,861      7,014      26%
      Noninterest income                               56,598        48,548      17%           20,649     16,548      25%
      Noninterest expense                             187,067       173,479       8%           62,976     60,755       4%
OPERATING INCOME (NET OF INCOME TAXES)                 89,217        82,518       8%           28,561     27,576       4%

EARNINGS PER SHARE:
OPERATING INCOME (NET OF INCOME TAXES)
     DILUTED                                            $0.80         $0.73      10%            $0.26      $0.24       8%

SELECTED RATIOS:
Operating Income to:
      Average assets                                     1.06%         1.05%                     0.99%      1.03%
      Average shareholders' equity                      16.99%        16.53%                    15.92%     16.11%
Operating Ratios:
      Efficiency ratio                                  53.14%        53.18%                    53.51%     54.13%
      Non interest income (annualized) to                0.67%         0.61%                     0.72%      0.62%
      average assets
      Non interest expense (annualized) to               2.21%         2.19%                     2.20%      2.28%
      average assets

      Net interest margin                                3.79%         3.96%                     3.65%      3.98%
      Equity to assets                                   6.31%         6.41%
      Tier one leverage                                  6.50%         6.40%


(1) Operating Income for the third quarter and nine months of 1999 excludes $5,787,000 and $6,405,000 after taxes, respectively, from the gain on sale of certain branches and other one time miscellaneous income.


STATEMENT OF CONDITION SUMMARY                                                                        % CHANGE
(Dollars in 000's, except per share amts.)         SEPT. 30,         DEC. 31,        SEPT. 30,        SEPT. 30,
                                                     2000              1999             1999          99 TO '00
----------------------------------------------------------------------------------------------------------------
Total assets                                      $11,475,528      $10,854,099      $10,620,924            8%
Loans, net of unearned income                       9,107,393        8,228,149        7,856,226           16%
Total earning Assets                               10,709,231        9,843,454        9,635,041           11%
Deposits                                            8,043,850        7,967,978        7,601,210            6%
Shareholders' equity                                  723,576          695,179          680,743            6%
Book value per share                              $      6.56      $      6.20      $      6.08            8%

NONPERFORMING ASSETS                             SEPT. 30,      DEC. 31,      SEPT. 30,
                                                   2000           1999          1999
--------------------------------------------------------------------------------------
Total non-performing assets ratio                  0.56%          0.55%         0.45%
Loan loss reserve ratio                            1.14%          1.17%         1.17%
Allowance as a percent of nonperforming loans       234%           269%          311%
Net charge-offs ratio (annualized):
     Quarter to date                               0.29%          0.25%         0.17%
     Year to date                                  0.21%          0.21%         0.20%

         Net interest income increased 6% and 1% for the nine and three months ended September 30, 2000 compared to the same period last year. This increase is primarily the result of 16% and 12% annualized internal loan growth for the year and quarter, respectively. However, loan growth was overshadowed by increased margin compression. As with other banks, the Company's net interest margin declined during the quarter. Net interest margin for the third quarter 2000 decreased to 3.65% compared to 3.85% for the second quarter 2000 and 3.98% for the third quarter of 1999.

         Noninterest income increased 25% for the quarter ended September 30, 2000 and 17% year-to-date primarily from wealth management services income, electronic banking fees and merchant/cardholder fees. Noninterest expenses increased 4% for the quarter ended September 30, 2000 and 8% year-to-date.

         Asset quality remains excellent with non-performing assets at .56% of loans and other real estate owned compared to .55% at December 31, 1999. Annualized net charge-offs year-to-date remain low at .29% of loans for the quarter, half of which were from a single large loan to an Alabama customer. Annualized year to date net charge-offs of .21% of loans were equal to the .21% experience for the full year 1999. Colonial continues to focus its efforts on relationship-based lending to known customers in its geographical market areas. Therefore, Colonial does not have any significant exposure to losses from nationwide syndicated lending operations, indirect auto financing or sub-prime lending.

Loan provisions for the current quarter were $8,861,000 compared to $7,014,000 in 1999, exceeding net charge-offs by $2,471,000 and $3,678,000 in the respective periods.

         "I believe Colonial is well positioned for growth and sufficiently diversified to withstand an economic slowdown should one develop. We have the ability to compete on an equal footing with our peers for loan, deposit and fee-based income business," said Mr. Lowder. Excluding one to four family residential loans, Colonial's loan portfolio is distributed throughout its banking regions as follows: 42% in Alabama, 39% in Florida, 12% in Georgia, 4% in Nevada and 3% in Texas. The company's retail deposit base is currently 45% in Alabama, 39% in Florida, 10% in Georgia, 3% in Nevada and 3% in Texas.

         The Company's growth market strategy put in place in 1996 has realized considerable success in the 2000 growth rates in various markets. The Company's Alabama markets have experienced 6% annualized loan growth and 6% deposit growth, while the Company's higher growth markets have contributed 25% loan growth and 16% deposit growth during this year.

         In July 2000, the Company announced definitive plans to exit the mortgage banking business. As of September 30, 2000 all sales of servicing rights have been completed with the transfers of the loans expected to be completed by year-end. The financial results for this line of business have been separately reported as discontinued operations in all periods presented. The following table reflects income from continuing operations and net income which includes income or loss from discontinued operations as well as the estimated loss from disposal of this line of business:

(Dollars in 000's, except per share amounts)                  NINE MONTHS ENDED SEPT. 30,        THREE MONTHS ENDED SEPT. 30,
                                                             ----------------------------------------------------------------
                                                                                   % CHANGE                         % CHANGE
EARNINGS SUMMARY                                                                   1999 TO                           1999 TO
                                                               2000        1999      2000        2000       1999       2000
                                                               ----        ----    ---------     ----       ----    ---------
Continuing Operations:
     Net interest income (taxable equivalent)                $295,435    $277,651      6%      $ 97,034   $ 95,699      1%
     Provision for loan losses                                 21,822      19,468     12%         8,861      7,014     26%
     Noninterest income                                        56,598      58,715     -4%        20,649     25,733    -20%
     Noninterest expense                                      187,067     173,479      8%        62,976     60,755      4%
INCOME FROM CONTINUING OPERATIONS (NET OF INCOME TAXES)        89,217      88,923      0%        28,561     33,363    -14%
     Income(Loss) from discontinued operations and loss
     on disposal (net of income taxes)                         (4,699)        (76)                    0     (2,927)
Net income                                                   $ 84,518    $ 88,847     -5%      $ 28,561   $ 30,436     -6%

Average shares outstanding                                    110,917     111,580               110,260    111,815
Average diluted shares outstanding                            111,650     113,229               110,965    113,433
Earnings per share:
  INCOME FROM CONTINUING OPERATIONS (NET OF INCOME TAXES):
     BASIC                                                   $   0.80    $   0.80      1%      $   0.26    $  0.30    -13%
     DILUTED                                                 $   0.80    $   0.79      2%      $   0.26    $  0.29    -12%
  Net Income
     Basic                                                   $   0.76    $   0.80     -4%      $   0.26    $  0.27     -5%
     Diluted                                                 $   0.76    $   0.79     -4%      $   0.26    $  0.27     -4%
SELECTED RATIOS:
Income from continuing operations to:
  Average assets                                                1.06%       1.11%                 0.99%      1.08%
  Average shareholders' equity                                 16.99%      17.49%                15.92%     16.96%
Continuing Operations:
     Efficiency ratio                                          53.14%      51.57%                53.51%     50.03%
     Non interest income (annualized) to average assets         0.67%       0.71%                 0.72%      0.71%
     Non interest expense (annualized) to average assets        2.21%       2.19%                 2.20%      2.28%

         Colonial BancGroup currently operates 233 offices in Alabama, Florida, Georgia, Tennessee, Texas and Nevada and is traded on the New York Stock Exchange under the symbol CNB. In most newspapers the stock is listed as ColBgp.

         More detailed information on Colonial BancGroup's quarterly earnings is available on the company's website at www.colonialbank.com or in the Current Report on Form 8-K filed today with the Securities and Exchange Commission. Copies of the Form 8-K are also available from the contact persons listed above.

         This release and the above referenced Current Report on Form 8-K of which this release forms a part contain "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in this release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities; (i) an inability of the company to realize elements of its strategic plans for 2000 and 2001; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv)and changes which may occur in the regulatory environment. When used in this Report, the words "believes," "estimates,", "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements.

FINANCIAL INFORMATION

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share amounts)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       % CHANGE
                                                                      SEPTEMBER 30,   DECEMBER 31,    SEPTEMBER 30,  SEPTEMBER 30,
                                                                          2000            1999             1999      1999 TO 2000
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CONDITION SUMMARY

Total assets .....................................................     $11,475,528     $10,854,099     $10,620,924         8%
Loans, net of unearned income ....................................       9,107,393       8,228,149       7,856,226        16%
Total earning assets .............................................      10,709,231       9,843,454       9,635,041        11%
Deposits .........................................................       8,043,850       7,967,978       7,601,210         6%
Shareholders' equity .............................................         723,576         695,179         680,743         6%
Book value per share .............................................     $      6.56     $      6.20     $      6.08         8%
-----------------------------------------------------------------------------------------------------------------------------------

                                                       NINE MONTHS ENDED SEPTEMBER 30,       THREE MONTHS ENDED SEPTEMBER 30,

------------------------------------------------------------------------------------------------------------------------------
                                                                               % CHANGE                            % CHANGE
                                                       2000       1999(1)    1999 TO 2000     2000     1999(1)   1999 TO 2000

------------------------------------------------------------------------------------------------------------------------------
EARNINGS SUMMARY
Operating Income:
     Net interest income (taxable equivalent) ....    $295,435     $277,651           6%    $ 97,034     $95,699     1%
     Provision for loan losses ...................      21,822       19,468          12%       8,861       7,014    26%
     Noninterest income ..........................      56,598       48,548          17%      20,649      16,548    25%
     Noninterest expense .........................     187,067      173,479           8%      62,976      60,755     4%
Operating Income (net of income taxes) ...........      89,217       82,518           8%      28,561      27,576     4%

Average shares outstanding .......................     110,917      111,580                  110,260     111,815
Average diluted shares outstanding ...............     111,650      113,229                  110,965     113,433
Earnings per share:
Operating Income (net of income taxes) diluted ...    $   0.80     $   0.73          10%    $   0.26     $  0.24     8%

SELECTED RATIOS:
Operating Income:
  Average assets .................................        1.06%        1.05%                    0.99%       1.03%
  Average shareholders' equity ...................       16.99%       16.53%                    15.92%     16.11%
Operating Ratios:
     Efficiency ratio ............................       53.14%       53.18%                    53.51%     54.13%
     Non interest income (annualized)
       to average assets .........................        0.67%        0.61%                    0.72%       0.62%
     Non interest expense (annualized)
       to average assets .........................        2.21%        2.19%                    2.20%       2.28%
Consolidated:
      Net interest margin.........................        3.79%        3.96%                    3.65%       3.98%
      Equity to assets ...........................        6.31%        6.41%
      Tier one leverage ..........................        6.50%        6.40%

-------------------
(1) Operating income for the third quarter and nine months of 1999 excludes
    $5,787,000 and $6,405,000 after taxes, respectively, from the gain on sale of certain branches and other one time miscellaneous income.

==================================================================================================================================


                                                                        SEPTEMBER 30,         DECEMBER 31,        SEPTEMBER 30,
                                                                            2000                  1999                 1999
----------------------------------------------------------------------------------------------------------------------------------
NONPERFORMING ASSETS

Total non-performing assets ratio..................................         0.56%                 0.55%               0.45%
Loan loss reserve ratio............................................         1.14%                 1.17%               1.17%
Allowance as a percent of nonperforming loans......................          234%                  269%                311%
Net charge-offs ratio (annualized):
     Quarter to date ..............................................         0.29%                 0.25%               0.17%
     Year to date .................................................         0.21%                 0.21%               0.20%

----------------------------------------------------------------------------------------------------------------------------------

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
SELECTED FINANCIAL DATA CONTINUED (UNAUDITED)
(Dollars in thousands, except per share amounts)


                                                               NINE MONTHS ENDED SEPTEMBER 30,      THREE MONTHS ENDED SEPTEMBER 30,

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         % CHANGE                          % CHANGE
                                                                                          1999 TO                          1999 TO
                                                                   2000         1999        2000        2000       1999      2000

-----------------------------------------------------------------------------------------------------------------------------------
Earnings Summary
Continuing Operations:
      Net interest income (taxable equivalent) .............    $ 295,435     $ 277,651       6%      $ 97,034    $ 95,699      1%
      Provision for loan losses ............................       21,822        19,468      12%         8,861       7,014     26%
      Noninterest income ...................................       56,598        58,715      -4%        20,649      25,733    -20%
      Noninterest expense ..................................      187,067       173,479       8%        62,976      60,755      4%
INCOME FROM CONTINUING OPERATIONS (NET OF INCOME TAXES) ....       89,217        88,923       0%        28,561      33,363    -14%
      Income (Loss) from discontinued operations and loss
      on disposal (net of income taxes) ....................       (4,699)          (76)                     0      (2,927)
Net income .................................................    $  84,518     $  88,847      -5%      $ 28,561      30,436     -6%

Average shares outstanding .................................      110,917       111,580                110,260      111,815
Average diluted shares outstanding .........................      111,650       113,229                110,965      113,433
Earnings per share:
  INCOME FROM CONTINUING OPERATIONS (NET OF INCOME TAXES):
     Basic .................................................    $    0.80     $    0.80       1%      $   0.26    $    .30    -13%
     Diluted ...............................................    $    0.80     $    0.79       2%      $   0.26    $    .29    -12%
  Net Income
     Basic .................................................    $    0.76     $    0.80      -4%      $   0.26    $    .27     -5%
     Diluted ...............................................    $    0.76     $    0.79      -4%      $   0.26    $    .27     -4%
SELECTED RATIOS:
Income from continuing operations to:
  Average assets ...........................................         1.06%         1.11%                  0.99%       1.08%
  Average shareholders' equity..............................        16.99%        17.49%                 15.92%      16.96%
Continuing Operations:
      Efficiency ratio......................................        53.14%        51.57%                 53.51%      50.03%
      Non interest income (annualized) to average assets....         0.67%         0.71%                  0.72%       0.71%
      Non interest expense (annualized) to average assets...         2.21%         2.19%                  2.20%       2.28%

===================================================================================================================================

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands, except per share amounts)



-------------------------------------------------------------------------------------------------------------------------

                                                                           NINE MONTHS ENDED          THREE MONTHS ENDED
                                                                              SEPTEMBER 30,              SEPTEMBER 30,

-------------------------------------------------------------------------------------------------------------------------

                                                                           2000          1999         2000         1999

Interest Income:
Interest and fees on loans .........................................    $ 579,127     $ 475,930     $202,489    $ 165,851
Interest on investments ............................................       81,234        74,573       27,227       25,542
Other interest income ..............................................        1,967         1,810          712          620
-------------------------------------------------------------------------------------------------------------------------
Total interest income ..............................................      662,328       552,313      230,428      192,013
-------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE:
Interest on deposits ...............................................      256,576       200,900       92,718       68,945
Interest on short-term borrowings ..................................       68,375        37,042       26,870       13,739
Interest on long-term debt .........................................       44,564        38,980       14,674       14,207
-------------------------------------------------------------------------------------------------------------------------
Total interest expense .............................................      369,515       276,922      134,262       96,891
-------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME ................................................      292,813       275,391       96,166       95,122
Provision for possible loan losses .................................       21,822        19,468        8,861        7,014
-------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION FOR POSSIBLE LOAN LOSSES .......      270,991       255,923       87,305       88,108
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME:
Service charges on deposit accounts ................................       28,551        28,660        9,726        9,739
Other charges, fees and commissions ................................        7,925         6,598        2,873        2,091
Securities gains(losses), net ......................................          (40)          499           21          490
Other income .......................................................       20,162        22,958        8,029       13,413
-------------------------------------------------------------------------------------------------------------------------
Total noninterest income ...........................................       56,598        58,715       20,649       25,733
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE:
Salaries and employee benefits .....................................       93,501        85,493       32,158       29,380
Occupancy expense of bank premises, net ............................       22,479        20,863        7,788        7,187
Furniture and equipment expenses ...................................       21,521        18,749        7,277        6,568
Other expense ......................................................       49,566        48,374       15,753       17,620
-------------------------------------------------------------------------------------------------------------------------
Total noninterest expense ..........................................      187,067       173,479       62,976       60,755
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES ..............      140,522       141,159       44,978       53,086
Applicable income taxes ............................................       51,305        52,236       16,417       19,723
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS ..................................       89,217        88,923       28,561       33,363
Discontinued Operations:
     Income/(Loss) from discontinued operations, net of income taxes of $(450), $(46), $0,and $(1,771) for the nine months ended
         September 30, 2000 and 1999 and for the three months ended          (743)          (76)          --       (2,927)
         September 30, 2000 and 1999
     Loss on disposal of discontinued operations (net of income tax
         benefit of $2,394) ........................................       (3,956)           --           --           --
-------------------------------------------------------------------------------------------------------------------------
Net Income .........................................................    $  84,518     $  88,847     $ 28,561    $  30,436
-------------------------------------------------------------------------------------------------------------------------

Earnings per share:
     INCOME FROM CONTINUING OPERATIONS:
         Basic .....................................................    $    0.80     $    0.80     $   0.26    $    0.30
         Diluted ...................................................    $    0.80     $    0.79     $   0.26    $    0.29
     Net Income
         Basic .....................................................    $    0.76     $    0.80     $   0.26    $    0.27
         Diluted ...................................................    $    0.76     $    0.79     $   0.26    $    0.27

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION (UNAUDITED)
(Dollars in thousands, except per share amounts)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     SEPTEMBER 30,    DECEMBER 31,     SEPTEMBER 30,
                                                                                         2000            1999              1999
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS:
Cash and due from banks ........................................................     $   280,628      $   338,433      $   324,015
Interest-bearing deposits in banks and federal funds sold ......................          61,122           30,482           17,355
Securities held for trading ....................................................              --               --              709
Securities available for sale ..................................................       1,482,962        1,489,991        1,475,364
Investment securities ..........................................................          47,814           61,682          103,294
Mortgage loans held for sale ...................................................           9,940           33,150          182,093
Loans, net of unearned income ..................................................       9,107,393        8,228,149        7,856,226
Less:
  Allowance for possible loan losses ...........................................        (103,861)         (95,993)         (91,752)

-----------------------------------------------------------------------------------------------------------------------------------
Loans, net .....................................................................       9,003,532        8,132,156        7,764,474
Premises and equipment, net ....................................................         186,239          190,946          194,557
Excess of cost over tangible and identified intangible
  assets acquired, net .........................................................          75,691           79,468           80,892
Mortgage servicing rights ......................................................               0          238,405          270,428
Other real estate owned ........................................................           6,510            9,215            6,196
Accrued interest and other assets ..............................................         321,090          250,171          201,547

-----------------------------------------------------------------------------------------------------------------------------------
Total ..........................................................................     $11,475,528      $10,854,099      $10,620,924

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY:

Deposits .......................................................................     $ 8,043,850      $ 7,967,978      $ 7,601,210
FHLB short-term borrowings .....................................................         475,000          490,000          370,000
Other short-term borrowings ....................................................       1,475,526          703,429          912,600
Subordinated debt ..............................................................         111,929          112,048          112,440
Trust preferred securities .....................................................          70,000           70,000           70,000
FHLB long-term debt ............................................................         347,136          572,549          645,515
Other long-term debt ...........................................................         134,475          134,974          135,167
Other liabilities ..............................................................          94,036          107,942           93,249

-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities ..............................................................      10,751,952       10,158,920        9,940,181

Shareholders' equity:
  Preference Stock $2.50 par value; 1,000,000 shares
    authorized, none issued ....................................................              --               --               --
  Common Stock, $2.50 par value; 200,000,000 shares authorized
    113,083,937, 112,106,663,  111,920,707 shares issued at
    September 30, 2000, December 31, 1999, September 30, 1999, respectively ....         282,710          280,267          279,802
    Treasury shares (2,788,420 at September 30, 2000) ..........................         (26,607)              --               --
  Additional paid in capital ...................................................         118,650          118,728          118,103
  Retained earnings ............................................................         374,361          326,578          306,462
  Unearned compensation ........................................................          (2,942)          (1,622)          (1,839)
  Accumulated other comprehensive income (loss), net of taxes ..................         (22,596)         (28,772)         (21,785)

-----------------------------------------------------------------------------------------------------------------------------------
Total shareholders' equity .....................................................         723,576          695,179          680,743

-----------------------------------------------------------------------------------------------------------------------------------
Total ..........................................................................     $11,475,528      $10,854,099      $10,620,924
-----------------------------------------------------------------------------------------------------------------------------------

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
AVERAGE VOLUME AND RATES
(UNAUDITED)
(Dollars in thousands)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      THREE MONTHS ENDED
----------------------------------------------------------------------------------------------------------------------------------
                                                                    SEPTEMBER 30,                            JUNE 30,
                                                                        2000                                   2000
----------------------------------------------------------------------------------------------------------------------------------
                                                      AVERAGE                                 AVERAGE
                                                      VOLUME        INTEREST      RATE        VOLUME        INTEREST       RATE
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Loans, net.................................      $ 8,953,208      $202,640     9.01%      $ 8,765,295     $195,438       8.96%
  Mortgage loans held for sale...............            7,820           169     8.64%           19,895          424       8.52%
  Investment securities and securities
   available for sale and other
   interest-earning assets...................        1,674,933        28,591     6.80%        1,690,215       28,699       6.79%

----------------------------------------------------------------------------                ------------------------
  Total interest-earning assets(1)...........       10,635,961      $231,400     8.67%       10,475,405     $224,561       8.61%

----------------------------------------------------------------------------                ------------------------
  Nonearning assets..........................          812,206                                  905,494

--------------------------------------------------------------                              -----------
    Total assets.............................      $11,448,167                              $11,380,899

----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY:
  Interest-bearing deposits..................      $ 6,866,967      $ 92,718     5.37%      $ 6,805,097      $86,072       5.09%
  Short-term borrowings......................        1,626,957        26,870     6.57%        1,451,161       22,733       6.30%
  Long-term debt.............................          895,477        14,630     6.50%          955,996       15,182       6.39%

----------------------------------------------------------------------------                ------------------------
  Total interest-bearing liabilities.........        9,389,401      $134,218     5.69%        9,212,254     $123,987       5.41%

----------------------------------------------------------------------------                ------------------------
  Noninterest-bearing demand deposits........        1,250,118                                1,365,427
  Other liabilities..........................           95,156                                  108,913

                                                   -----------                              -----------
  Total liabilities..........................       10,734,675                               10,686,594
  Shareholders' equity.......................          713,492                                  694,305

--------------------------------------------------------------                              -----------
Total liabilities and shareholders'
 equity......................................      $11,448,167                              $11,380,899

----------------------------------------------------------------------------------------------------------------------------------
RATE DIFFERENTIAL............................                                    2.98%                                     3.20%

NET YIELD ON INTEREST-EARNING ASSETS.........                       $ 97,182     3.65%                      $100,574       3.85%

----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                                           SEPTEMBER 30,
                                                                               1999
-------------------------------------------------------------------------------------------------
                                                                 AVERAGE
                                                                 VOLUME       INTEREST    RATE
-------------------------------------------------------------------------------------------------
ASSETS
  Loans, net.................................                   $ 7,749,951     $166,034   8.51%
  Mortgage loans held for sale...............                       215,119        4,226   7.86%
  Investment securities and securities
   available for sale and other
   interest-earning assets...................                     1,697,875       26,643   6.27%

-------------------------------------------------              -------------------------
  Total interest-earning assets(1)...........                     9,662,945     $196,903   8.10%

-------------------------------------------------              -------------------------
  Nonearning assets..........................                       979,842

-------------------------------------------------              -------------
    Total assets.............................                   $10,642,787

-------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY:
  Interest-bearing deposits..................                   $ 6,255,514     $ 68,945   4.37%
  Short-term borrowings......................                     1,245,135       16,000   5.10%
  Long-term debt.............................                       988,379       15,401   6.19%

-----------------------------------------------                -------------------------
  Total interest-bearing liabilities.........                     8,489,028     $100,346   4.69%

-----------------------------------------------                -------------------------
  Noninterest-bearing demand deposits........                     1,391,870
  Other liabilities..........................                        82,719

                                                               -------------
  Total liabilities..........................                     9,963,617
  Shareholders' equity.......................                       679,170

-----------------------------------------------                -------------
Total liabilities and shareholders'
 equity......................................                   $10,642,787

-------------------------------------------------------------------------------------------------
RATE DIFFERENTIAL............................                                              3.41%

NET YIELD ON INTEREST-EARNING ASSETS.........                                   $ 96,557   3.98%
-------------------------------------------------------------------------------------------------

(1) Interest earned and average rates on obligations of states and political subdivisions are reflected on a tax equivalent basis. Tax equivalent interest earned is: actual interest earned times 145%. The taxable equivalent adjustment has given effect to the disallowance of interest expense deductions, for federal income tax purposes, related to certain tax-free assets.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
AVERAGE VOLUME AND RATES
(UNAUDITED)
(Dollars in thousands)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                            NINE MONTHS ENDED SEPTEMBER 30,

-----------------------------------------------------------------------------------------------------------------------------------


                                                                              2000                                1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE                             AVERAGE
                                                              VOLUME        INTEREST     RATE     VOLUME         INTEREST     RATE

-----------------------------------------------------------------------------------------------------------------------------------

ASSETS
  Loans, net of unearned income .....................    $ 8,692,852    $   579,020     8.89%   $ 7,475,553     $  476,633   8.52%
  Mortgage loans held for sale ......................         16,753          1,005     8.00%       424,071         23,224   7.30%
  Investment securities and securities available
     for sale and other interest-earning assets .....      1,673,797         85,178     6.80%     1,670,692         77,970   6.22%

-----------------------------------------------------------------------------------             --------------------------
  Total interest-earning assets(1) ..................     10,383,402    $   665,203     8.55%     9,570,316     $  577,827   8.07%

-----------------------------------------------------------------------------------             --------------------------
  Nonearning assets .................................        894,227                                983,040

--------------------------------------------------------------------                            -----------
    Total assets ....................................    $11,277,629                            $10,553,356

----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY:
  Interest-bearing deposits .........................    $ 6,755,726    $   256,576     5.07%   $ 6,121,199     $  200,900   4.39%
  Short-term borrowings .............................      1,466,470         68,375     6.23%     1,364,971         51,340   5.03%

  Long-term debt ....................................        946,942         45,365     6.39%       917,506         41,943   6.11%
-----------------------------------------------------------------------------------             --------------------------
  Total interest-bearing liabilities ................      9,169,138    $   370,316     5.39%     8,403,676     $  294,183   4.68%

-----------------------------------------------------------------------------------             --------------------------
  Noninterest-bearing demand deposits ...............      1,301,962                              1,395,200
  Other liabilities .................................        105,232                                 87,185

                                                         -----------                            ------------
  Total liabilities .................................     10,576,332                              9,886,061
  Shareholders' equity ..............................        701,297                                667,295
--------------------------------------------------------------------                            -----------
Total liabilities and shareholders' equity ..........    $11,277,629                            $10,553,356
----------------------------------------------------------------------------------------------------------------------------------
RATE DIFFERENTIAL ...................................                                   3.16%                                3.39%

NET YIELD ON INTEREST-EARNING ASSETS ................                   $   294,887     3.79%                   $  283,644   3.96%

----------------------------------------------------------------------------------------------------------------------------------

----------------------
(1) Interest earned and average rates on obligations of states and political subdivisions are reflected on a tax equivalent basis. Tax equivalent interest earned is : actual interest earned times 145%. The taxable equivalent adjustment has given effect to the disallowance of interest expense deductions, for federal income tax purposes, related to certain tax-free assets.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
NONPERFORMING ASSETS (UNAUDITED)
(Dollars in thousands)


------------------------------------------------------------------------------------------------------------------------------

                                                                         SEPTEMBER 30,       DECEMBER 31,        SEPTEMBER 30,
                                                                             2000               1999                 1999

------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans ...............................................            $43,179             $34,461             $28,255
Restructured loans .............................................              1,174               1,265               1,270

------------------------------------------------------------------------------------------------------------------------------
  Total nonperforming loans ....................................             44,353              35,726              29,525

Other real estate owned and in substance foreclosures ..........              6,510               9,215               6,196

------------------------------------------------------------------------------------------------------------------------------
  Total nonperforming assets ...................................            $50,863             $44,941             $35,721

------------------------------------------------------------------------------------------------------------------------------

Aggregate loans contractually past due 90
  days for which interest is being accrued .....................            $10,161             $11,184             $ 8,750

Net charge-offs (recoveries):
     Quarter to date ...........................................            $ 6,390             $ 4,998             $ 3,336
     Year to date ..............................................             13,954              16,276              11,278

------------------------------------------------------------------------------------------------------------------------------
RATIOS
------------------------------------------------------------------------------------------------------------------------------

Period end:
  Total nonperforming assets as a percent of
    net loans and other real estate ............................               0.56%               0.55%               0.45%
  Allowance as a percent of net loans ..........................               1.14%               1.17%               1.17%
  Allowance as a percent of nonperforming assets ...............                204%                214%                257%
  Allowance as a percent of nonperforming loans ................                234%                269%                311%
  Net charge-offs as a percent of average
    net loans (annualized basis):
           Quarter to date .....................................               0.29%               0.25%               0.17%
           Year to date ........................................               0.21%               0.21%               0.20%

------------------------------------------------------------------------------------------------------------------------------

                  SUPPLEMENTAL AND FORWARD LOOKING INFORMATION

NET INTEREST MARGIN

As stated above, Colonial's net interest margin has declined from 3.98% in the third quarter 1999 to a 3.85% in the second quarter of 2000 and to 3.65% in the third quarter of 2000. Outstanding loans increased 16% or $1.25 billion from September 30, 1999 to September 30, 2000.

The impact of the margin decline has substantially offset the favorable impact of Colonial's loan growth on net income. The 33 basis point decline in the net interest margin is mainly due to (1) Federal Reserve rate increases, (2) strong loan growth creating an increased funding need resulting in pressure on funding costs, and (3) the shifting of customer deposits from non-interest and low cost interest-bearing accounts to higher yields due to the current rate environment.

FUTURE EARNINGS OUTLOOK

The Company's outlook for future earnings will continue to be impacted by historically low margins due to the current interest rate environment. In light of this, Colonial expects to see an additional five to ten basis point decline in the net interest margin in the fourth quarter 2000 where it is expected to remain throughout 2001.

Loans are expected to grow at a slower pace in 2001, with current projections in the 10% to 12% range. Colonial's markets are still experiencing strong loan demand, however a declining rate of growth is expected in consideration of the potential for a slowdown in national economic growth.

The net impact of a compressed margin and lower loan growth would result in a forecasted earnings per share of $.26 to $.27 for the fourth quarter 2000. 2001's earnings per share are estimated to be in the range of $1.12 to $1.18, notwithstanding any currently unforeseen factors such as further short term interest rate increases or increased credit erosion resulting in greater loan losses.

Events which could positively impact this outlook include (1) greater loan growth, (2) increased low cost deposit growth due to branch incentive programs, promotions, etc. and (3) lower short term interest rates with an accompanying positive yield curve.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE COLONIAL BANCGROUP, INC.
                                        ----------------------------
                                               (Registrant)


Date:    October 18, 2000               /s/ W. Flake Oakley, IV
                                        ---------------------------------------
                                        BY:  W. Flake Oakley
                                        ITS:  Chief Financial Officer